                           SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO.____)

             Filed by the Registrant                     [X]
             Filed by a Party other than the Registrant  [_]

                          Check the appropriate box:

             [_]  Preliminary Proxy Statement
             [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
             [X]  Definitive Proxy Statement
             [_]  Definitive Additional Materials
             [_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       Fortis Tax-Free Portfolios, Inc.
                  ------------------------------------------------
                  (Name of Registrant as Specified in its Charter)


                  ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -----------------------------------------------------------------------

     (5) Total fee paid:

     -----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -----------------------------------------------------------------------

     (3) Filing Party:

     -----------------------------------------------------------------------

     (4) Date Filed:

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

                                [FORTIS LOGO]

                        FORTIS TAX-FREE PORTFOLIOS, INC.
                500 Bielenberg Drive, Woodbury, Minnesota 55125
          Mailing Address: P.O. Box 64284, St. Paul, Minnesota  55164

                    NOTICE OF SPECIAL SHAREHOLDERS' MEETING


                        TO BE HELD ON JANUARY 29, 1998


            TO THE SHAREHOLDERS OF FORTIS TAX-FREE PORTFOLIOS, INC.


     A special meeting of the shareholders of National Portfolio and Minnesota Portfolio (each a "Portfolio" and together the "Portfolios"), each a series of Fortis Tax-Free Portfolios, Inc. (the "Fund") will be held at the offices of the Fund, 500 Bielenberg Drive, Woodbury, Minnesota, on Thursday, January 29, 1998 at 10:00 a.m. for the following purposes:


     1.   To elect a Board of Directors.

     2. To approve or disapprove an amendment to the respective Portfolios' fundamental investment restriction concerning investing in commodities to make it clear that the Portfolios may not purchase or sell physical commodities (such as agricultural products), but the Portfolios may invest in forms of financial contracts and instruments, such as futures contracts, which may be deemed, for regulatory purposes, to be "commodities."

     3. To approve or disapprove an amended Investment Advisory and Management Agreement between the Fund and Fortis Advisers, Inc. for the Minnesota Portfolio. Under the proposed amended Agreement, the investment advisory fee (as a percentage of average net assets) payable by the Minnesota Portfolio will decrease if average net assets are $100,000,000 or less; however, the investment advisory fee (as a percentage of average net assets) payable by the Minnesota Portfolio will no longer be based on the combined average net assets of the National Portfolio and the Minnesota Portfolio but will be based on the average net assets of the Minnesota Portfolio and the size of the fee (as a percentage of average net assets) paid by the Minnesota Portfolio will no longer be reduced on average net assets over $100,000,000. At the Minnesota Portfolio's level of average net assets of $50,032,792 as of September 30, 1997, the amount of the investment advisory and management fee payable by the Minnesota Portfolio would be approximately the same under either the proposed amended Agreement or the current Agreement.

     4. To transact such other business as may properly come before the meeting.


     Shareholders of record on December 19, 1997, are the only persons entitled to notice of and to vote at the meeting.


     The costs of solicitation, including the costs of preparing and mailing this Notice of Special Shareholders' Meeting and Proxy Statement, will be paid by the Fund.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. A return envelope is enclosed for your convenience.

     SHAREHOLDERS WHO OWN SHARES IN MORE THAN ONE PORTFOLIO WILL RECEIVE A SEPARATE PROXY CARD FOR EACH PORTFOLIO. THESE ARE NOT DUPLICATES; YOU SHOULD SIGN AND RETURN EACH PROXY CARD IN ORDER FOR YOUR VOTES TO BE COUNTED.

                                    Michael J. Radmer
                                    Secretary


Dated: December 29, 1997

                                PROXY STATEMENT


                       FORTIS TAX-FREE PORTFOLIOS, INC.
                500 Bielenberg Drive, Woodbury, Minnesota 55125
          Mailing Address: P.O. Box 64284, St. Paul, Minnesota 55164


               SPECIAL MEETING OF SHAREHOLDERS--JANUARY 29, 1998



     The enclosed proxy is solicited by the Board of Directors of Fortis Tax-Free Portfolios, Inc. (the "Fund") in connection with a special meeting of shareholders of National Portfolio and Minnesota Portfolio (each a "Portfolio" and together the "Portfolios"), each a series of the Fund, to be held
January 29, 1998, and at any adjournment thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of Special Shareholders' Meeting and this Proxy Statement, will be paid by the Fund, and such mailing will take place on approximately December 29, 1997. Representatives of Fortis Advisers, Inc. ("Advisers"), the investment adviser and manager of the Portfolios, or its affiliates, may, without cost to the Fund, solicit proxies for the management of the Fund by means of mail, telephone, or personal calls. The address of Advisers is that of the Fund as provided above. Also, Advisers has retained Shareholder Communications Corporation, a proxy solicitation firm, to solicit proxies from shareholders personally or by telephone, letter, telegram, or other means. The anticipated costs of the services of Shareholder Communications Corporation on behalf of the Fund are approximately $7,500, which costs will be borne by the Fund.


     A proxy may be revoked before the meeting by giving written notice, in person or by mail, of revocation to the Secretary of the Fund or at the meeting prior to voting in person. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the Board of Directors. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted as the shareholder has instructed.


     An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote "against" such proposal. Under the rules of the New York Stock Exchange, Proposal 1 is considered a "discretionary" proposal, which means that brokers who hold shares of a Portfolio in street name for customers are authorized to vote on such proposal on behalf of their customers with or without specific voting instructions from such customers. However, Proposals 2 and 3 are considered "nondiscretionary" proposals, which means that such brokers are NOT authorized to vote on such proposal without specific voting instructions as to such proposal. Therefore, "broker nonvotes" on Proposal 2 and 3 will not be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to such proposals.



     Only shareholders of record on December 19, 1997, may vote at the meeting or any adjournment thereof. As of that date there were issued and outstanding 6,522,501 common shares, $.01 par value, in National Portfolio and 4,735,475 common shares, $.01 par value, in Minnesota Portfolio. Each shareholder is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder of the Fund to appraisal rights.

     With respect to the election of directors (Proposal 1), all shares of the Fund vote together as one series and one class. With respect to voting on the proposal to approve or disapprove the amendment to the Portfolios' fundamental investment restriction concerning investment in commodities (Proposal 2), each Portfolio votes as a separate series. With respect to voting on the proposal to approve or disapprove the amended Investment Advisory and Management Agreement between the Fund and Fortis Advisers, Inc. with respect to the Minnesota Portfolio (Proposal 3), only the Minnesota Portfolio votes and all shares of the Portfolio vote together as one class. SHAREHOLDERS WHO OWN SHARES IN MORE THAN ONE PORTFOLIO WILL RECEIVE A SEPARATE PROXY CARD FOR EACH PORTFOLIO. THESE ARE NOT DUPLICATES; YOU SHOULD SIGN AND RETURN EACH PROXY CARD IN ORDER FOR YOUR VOTES TO BE COUNTED.

     If a quorum is not present at a meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting of the shareholders of National Portfolio or Minnesota Portfolio or both of the Portfolios, to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy.

     The following table illustrates which Proposals are to be voted upon by shareholders of the Fund:

                                        PROPOSAL NUMBER
                 --------------------------------------------------------------
                       1                   2                          3

                                    APPROVE AMENDMENT        APPROVE AMENDMENT
                 ELECT BOARD        TO RESTRICTION ON           OF INVESTMENT
PORTFOLIO        OF DIRECTORS    INVESTING IN COMMODITIES    ADVISORY AGREEMENT
-------------------------------------------------------------------------------
National               X                    X
 Portfolio
Minnesota              X                    X                          X
 Portfolio


                           ANNUAL REPORT OF THE FUND

     The Annual Report for the fiscal year ended September 30, 1997, of the Fund containing financial statements of both of the Portfolios was mailed to Fund shareholders on approximately November 24, 1997. If you did not receive a copy of the Annual Report or would like to receive an additional copy of the Annual Report, please call the Fund at 1-800-800-2638, extension 4579, and a copy will be sent to you by first class mail within 48 hours.

                                SHARE OWNERSHIP

     The following table sets forth, as of November 30, 1997, shares of each Portfolio of the Fund owned beneficially by, and certain other share ownership information with respect to, directors of the Fund and all officers and directors as a group. As of November 30, 1997, each director who beneficially owned shares of the Fund or Other Fortis Funds (as defined below) and all directors and officers as a group owned less than 1% of the outstanding shares of the Fund or such Other Fortis Funds.


                              NUMBER OF           NUMBER OF
                              NATIONAL           MINNESOTA            NUMBER OF
                          PORTFOLIO SHARES    PORTFOLIO SHARES   OTHER FORTIS FUND
BENEFICIAL OWNER               OWNED               OWNED          SHARES OWNED (1)
-----------------------------------------------------------------------------------
Richard W. Cutting                      -0-                 -0-               7,341
Allen R. Freedman                       -0-                 -0-              36,137
Dr. Robert M. Gavin                   2,466                 -0-              23,411
Benjamin S. Jaffray                     -0-                 -0-               1,633
Jean L. King                            -0-                 -0-              11,138
Dean C. Kopperud                        -0-                 -0-               3,681
Edward M. Mahoney                     1,239               1,800             187,857
Robb L. Prince                          -0-                 -0-             132,660
Leonard J. Santow                       -0-                 -0-             231,808
Noel S. Shadko                          -0-                 -0-                 328
Joseph M. Wikler                        -0-                 -0-             117,272
All officers and                      3,705               3,395           1,079,636
 directors as a
group

-----------------------
(1) "Other Fortis Funds" currently consists of eight other open-end investment companies and one closed-end investment company managed by Advisers. The Other Fortis Funds are Fortis Advantage Portfolios, Inc.; Fortis Equity Portfolios, Inc.; Fortis Fiduciary Fund, Inc.; Fortis Growth Fund, Inc.; Fortis Income Portfolios, Inc.; Fortis Money Portfolios, Inc.; Fortis Securities, Inc.; Fortis Series Fund, Inc.; and Fortis Worldwide Portfolios, Inc.

     No person as of November 30, 1997, to the knowledge of management, owned beneficially more than 5% of the outstanding shares of either Portfolio, except as follows.

     National Portfolio: Class A--5% Gene W. Paulsen, P.O. Box 164, Gothenburg, NE 69138-0164; 17% Brian L. Johnson, Joan M. Johnson Jt WROS, P.O. Box 400, Spooner, WI 54801-0400; Class B--5% Julie M. March Trust Dated 4/3/96, Julie M. March TTEE, 1031 S. Fremont Ave., Springfield, MO 65804-0145; 15% NFSC FEBO, Barbara A. Creel TTEE, Creel Family Trust - A, U/A 11/8/85, 11232 W. Cooper Dr., Littleton, CO 80127-5845; 5% Curtis A. March Trust Dated 4/3/96, Curtis A. March TTEE, 1031 S. Fremont Ave., Springfield, MO 65804-0145; 13% NFSC FEBO, First Bank NA, Attn: Melissa Peden, 918 17th St., Denver, CO 80202-2827; Class C--9% Jerry J. Cummins, Susan L. Cummins JtWROS, 5340 Wolf Road, Western Springs, IL 60558-1858; 21% Robert L. Wafer, TOD, 16020 Lima Road, Apt. 10, Huntertown, IN 46748-9348; 5% Eugene E. Shepard TTEE, FBO Eugene E. Shepard Rev, Inter Vivos Trust U/A 5/2/97, 12690 Grandin Lane, Bridgeton, MO 63044-1553; 7% Glenn H. Mannes, Bernita K. Mannes JtWROS, RR1, Box 105-A60, Yankton, SD 57078-9801; 7% Sheldon Schram TOD, 61 Ridgeview Drive, West Paterson, NJ 07424-2719; Class H-- 6% Maurice T. Moler, Prairie View Center of Charleston, East Wing - Room 3, 716 18th St., Charleston, IL 61920-2382; 5% Sylvia W. Jacobs, TOD, 73 High St., Montclair, NJ 07042-2478; 5% Ashton Burt Cobourn, Patricia Ann Cobourn JtWROS, 9607 Bristol Ave., Silver Springs, MD 20901-3206; 5% David L. Ashworth, TOD, 130 Elizabeths Quay, Grafton, VA 23692-3639.

     Minnesota Portfolio: Class A--12% Julie A. Robeck TTEE, FBO David & Carol Cook Irrev. Trust, 321 S. Jefferson St., New Ulm, MN 56073-3239; 23% NFSC FEBO, Michael Labalo, 2985 Norway Pine Road W., Brainerd, MN 56401-7519; 5% Edward D. Jones & Co. F/A/O, W.E. Mudge, P.O. Box 2500, Maryland Heights, MO 63043-8500; Class B--7% Elsie M. Krostue, TOD, 100 Roosevelt St. SE, #6, Bemidji, MN 56601-3487; 46% NFSC FEBO, Minerva Mikkila Charitable Remainder Trust, Minerva Mikkila TTEE, 70 E. St. Marie St., Apt. #129, Duluth, MN 55803-2639; Class C--5% Henry
A. Prchal & Patricia E. Prchal Jtten, 214 SW 2nd St., P.O. Box 51, Young America, MN 55397-0051; 15% Theodore Pulasky C/F, Brandie L. Pearson UTMA, RR 1, Box 87, Donnelly, MN 56235-9742; 5% Joann Sathoff, TOD, RR1, Box 46, Dunnell, MN 56127-9612; 5% Harvey Hagedorn TOD, 35624 140th Street, Winnebago, MN 56098-4925; 10% Lyle W. Jahnke TOD, 1305 W. Birch Ave., Olivia, MN 56277-1613; 11%
Catherine A. Estrem, TOD, 1594 Lakewood Dr., Maplewood, MN 55119-7167; 10% Greg
L. Krause, Debra Krause JtWROS, 19050 101st Ave. N., Maple Grove, MN 55311-1017; 11% Dennis E. Jones, Pamela M. Jones JtWROS, P.O. Box 186, Lowry, MN 56349-0186; 15% Ardis E. Ninke TOD, 8006 Hayes Street NE, Spring Lake Park, MN 55432-2161; Class H--12% Mary C. Jackson, 4300 W. River Parkway, Apt. 215, Minneapolis, MN 55406-3677; 16% Norwest Investment Services, Inc., FBO, Northstar Building East
- 8th Floor, 608 Second Avenue S., Minneapolis, MN 55479-8004; 22% NFSC FEBO, Keith B. Magnuson, 737 Memorial Drive, Crookston, MN 56716-1131; 6% Norwest Investment Services, Inc., FBO, Northstar Building East - 8th Floor, 608 Second Ave. S., Minneapolis, MN 55479-8004.


                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS


     The Fund's management recommends that the eleven persons named below be elected as directors at the meeting. It is intended that the enclosed proxy will be voted for the election of the eleven persons named below as directors unless such authority has been withheld in the proxy. The term of office of persons elected will be until the next regular meeting of the shareholders or until their successors are elected and shall qualify. Pertinent information regarding the nominees is set forth below.



      NAME, AGE, AND                                             DIRECTORSHIP OF
     PERIOD SERVED AS           PRINCIPAL OCCUPATION AND         OTHER REPORTING
   DIRECTOR OF THE FUND         FIRM AT WHICH CARRIED ON          COMPANIES(1)
-----------------------------------------------------------------------------------
Richard W. Cutting              Certified public accountant    Other Fortis Funds
Age 66, Director since          and financial consultant.
 1991(2)

Allen R. Freedman               Chairman, Chief Executive      Other Fortis Funds;
Age 57, Director since          Officer, and President of      Systems and Computer
 1988*                          Fortis, Inc.; a Managing       Technology
                                Director of Fortis             Corporation; Genesis
                                International, N.V.            Health Ventures, Inc.

Dr. Robert M. Gavin             President, Cranbrook           Other Fortis Funds
Age 57, Director since          Educational Community; prior
 1986(3)                        to July 1996, President,
                                Macalester College.

Benjamin S. Jaffray             Chairman of The Sheffield      Other Fortis Funds
Age 67, Director since          Group, Ltd., a financial
 1984(3)                        consulting group.

Jean L. King                   President, Communi-King, a      Other Fortis Funds
Age 53, Director since         communications consulting firm.
 1984(2)

Dean C. Kopperud*              Chief Executive Officer and     Other Fortis Funds
Age 45, Director since         a Director of Advisers;
 1995(3)                       President and a Director of
                               Fortis Investors, Inc.
                               ("Investors"), the underwriter
                               of shares of investment
                               companies affiliated with the
                               Fund; President of Fortis
                               Financial Group and a Director
                               of Fortis Benefits Insurance
                               Company; and  Senior Vice
                               President of Time Insurance
                               Company.

      NAME, AGE, AND                                             DIRECTORSHIP OF
     PERIOD SERVED AS           PRINCIPAL OCCUPATION AND         OTHER REPORTING
   DIRECTOR OF THE FUND         FIRM AT WHICH CARRIED ON          COMPANIES(1)
-----------------------------------------------------------------------------------
Edward M. Mahoney              Retired; prior to December      Other Fortis Funds;
Age 67, Director since         1994, Chairman, Chief           Analysts
 1982(3)                       Executive Officer, and a        International
                               Director of Advisers and        Corporation
                               Investors; Senior Vice
                               President and a Director of
                               Fortis Benefits Life Insurance
                               Company and Senior Vice
                               President of Time Insurance
                               Company.

Robb L. Prince                 Financial and employee benefit  Other Fortis Funds;
Age 56, Director since         consultant; prior to July       Analysts
 1982(3)                       1995, Vice President and        International
                               Treasurer, Jostens, Inc., a     Corporation
                               producer of products and
                               services for youth, education,
                               sports award, and recognition
                               markets.

Leonard J. Santow              Principal, Griggs & Santow      Other Fortis Funds
Age 61, Director since         Incorporated, economic and
 1982(4)                       financial consultants.

Noel S. Shadko                 Marketing consultant; prior to  Other Fortis Funds
Age 43, Director since         1996, Senior Vice President,
 1996(3)                       Marketing and Strategic
                               Planning, Rollerblade, Inc.

      NAME, AGE, AND                                             DIRECTORSHIP OF
     PERIOD SERVED AS           PRINCIPAL OCCUPATION AND         OTHER REPORTING
   DIRECTOR OF THE FUND         FIRM AT WHICH CARRIED ON          COMPANIES(1)
-----------------------------------------------------------------------------------
Joseph M. Wikler               Investment consultant and        Other Fortis Funds
Age 56, Director since         private investor; prior
 1994(2)                       to 1994, Director of Research,
                               Chief Investment Officer,
                               principal, and a Director of
                               The Rothschild Co., an
                               investment adviser, Baltimore,
                               Maryland.


________________________
* Denotes directors who are interested persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund and Advisers. Mr. Kopperud is an "interested person" of Advisers and the Fund primarily because he holds certain positions, including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an "interested person" of Advisers and the Fund primarily because he holds certain positions, including serving as Chairman and Chief Executive Officer of Fortis, Inc., the parent company of Advisers, and as a Managing Director of Fortis International, N.V., the parent company of Fortis, Inc.

(1) "Reporting Companies" means companies with a class of securities registered pursuant to Section 12 of the federal Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such act and any company registered as an investment company under the 1940 Act.

(2) Member of the Audit Committee of the Board of Directors.

(3) Member of the Executive Committee of the Board of Directors.

(4) Member of the Investment Consulting Committee of the Board of Directors.

    All of the above nominees are currently serving as directors of the Fund. All of the nominees were elected directors by the shareholders at their last regular meeting, except for Mr. Kopperud and Ms. Shadko, who were elected by the Board of Directors in January 1995 and September 1996, respectively, to fill newly created vacancies on the Board of Directors.

     The Board of Directors has an Audit Committee whose members are selected annually by the full Board of Directors. None of the members of the Audit Committee are "interested persons" as defined by the 1940 Act. The Audit Committee met two times during the fiscal year ended September 30, 1997. The Fund does not have a standing compensation committee or nominating committee of the Board of Directors.

     The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Fund on matters concerning the Fund's financial statements and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Fund from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Fund's officers and directors.

     During the fiscal year ended September 30, 1997, there were four meetings of the full Board of Directors. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period during which he or she has been a director) and the total number of meetings held by all committees of the Board on which such director served (during the periods that such director served).

     The following table sets forth the aggregate compensation received by each director from the Fund during the fiscal year ended September 30, 1997, as well as the total compensation received by each director from the Fund and all Other Fortis Funds during the fiscal year ended September 30, 1997. Neither
Mr. Freedman, who is an officer of the parent company of Advisers, nor Mr. Kopperud, who is an officer of Advisers and Investors, received any such compensation and they are not included in the table. No executive officer of the Fund received compensation from the Fund during the fiscal year ended September 30, 1997.

                                                   TOTAL
                            AGGREGATE        COMPENSATION FROM
                          COMPENSATION          FUND COMPLEX
      DIRECTOR            FROM THE FUND     PAID TO DIRECTOR (1)
---------------------     -------------     --------------------
Richard W. Cutting...         $1,800              $31,200
Dr. Robert M. Gavin..          1,800               31,200
Benjamin S. Jaffray..          1,790               24,300
Jean L. King.........          1,760               32,200
Edward M. Mahoney....          1,800               31,200
Robb L. Prince.......          1,860               33,200
Leonard J. Santow....          1,700               30,200
Noel S. Shadko.......          1,800               22,200
Joseph M. Wikler.....          1,800               31,200

____________________
(1) Includes aggregate compensation paid by the Fund and all nine Other Fortis Funds to the director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS SET THE NUMBER OF DIRECTORS AT ELEVEN AND VOTE IN FAVOR OF THE FOREGOING NOMINEES TO SERVES AS DIRECTORS OF THE COMPANY. The vote of a majority of the shares of both Portfolios represented at the meeting, voting together as a single class, provided at least a quorum (more than 10% of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees to the Board of Directors. Unless otherwise instructed, the proxies will vote for the above eleven nominees.

     All of the nominees listed above have consented to serve as directors if elected. In the event any of the above nominees are not candidates for election at the meeting, the proxies may vote for such other persons as management may designate. Nothing currently indicates that such a situation will arise.


                                  PROPOSAL TWO
               PROPOSED AMENDMENT TO THE PORTFOLIOS' FUNDAMENTAL
           INVESTMENT RESTRICTION CONCERNING INVESTING IN COMMODITIES

SUMMARY


     The proposal makes certain changes to a restriction prohibiting investing in commodities to make it clear that the Portfolios may not purchase or sell physical commodities (such as agricultural products), but the Portfolios may invest in forms of financial contracts and instruments which may be deemed, for regulatory purposes, to be "commodities." If the proposal to amend the fundamental investment restriction is approved, new nonfundamental policies also will limit investing in commodities as described below.


CURRENT RESTRICTION AND PROPOSED AMENDED RESTRICTION

     As a fundamental policy, the Portfolios currently may not

         Buy or hold any commodity or commodity future contracts, or any oil, gas, or mineral exploration or development programs.

     Subject to shareholder approval, this limitation will be replaced with a fundamental investment restriction that provides that the Portfolios may not:

         Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon; however, it may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.

     The 1940 Act requires a mutual fund to state as a fundamental investment policy the extent to which it may engage in the purchase and sale of "commodities." At the time the 1940 Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments, such as certain interest rate futures, have been created which may be deemed, for regulatory purposes, to be "commodities," and the Board of Directors of the Fund anticipates that more such contracts and instruments will be created in the future.

     The purpose of the proposed change in this fundamental investment policy is to provide the Board of Directors with the flexibility, without further shareholder vote, to determine what categories of financial contracts and instruments which may be deemed "commodities" are permissible investments for the Portfolios, while continuing to make it clear that the Portfolios are not permitted to invest in physical commodities. The Board believes that either changing conditions or the creation of new financial contracts and instruments could render it advisable in the future for the Board to expand or contract the categories of such investments from which the Portfolios' investment adviser may choose. Furthermore, since the development and potential uses of such contracts and instruments continue to evolve and change, the Board believes that it is unnecessarily time-consuming and burdensome to seek shareholder approval for each change in the permitted use of these contracts and instruments.

     The proposed change would permit each Portfolio to a limited extent enter into options, futures, and forward contracts on a variety of investments and indexes, in order to protect against declines in the value of Portfolio securities or increases in the cost of securities to be acquired and, in the case of options on indexes of securities, to increase a Portfolio's gross income. In addition, the proposed change would permit the Portfolios to enter into options, futures and forward contracts to manage the duration of the Portfolios' investments. Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%.

     The Portfolios would attempt to reduce the risk associated with the use of options and futures strategies through the adoption, subject to shareholder approval of the proposed change to the fundamental investment restriction, of a nonfundamental investment restriction, which may be changed by the Board of Directors without shareholder approval, on the use of options, futures, and forward contracts. This nonfundamental investment restriction provides that neither of the Portfolios will enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Portfolio would exceed 5% of the value of the total assets of the Portfolio or (b) the Portfolio's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Portfolio.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The proposed change would permit each Portfolio to invest in futures contracts and options on futures contracts.

     Futures Contracts. A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of certain interest rate futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Interest rate Futures Contracts currently are traded on a variety of fixed income securities and include contracts on indexes of municipal securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to hedge against the effects of changes in interest rates on a Portfolio's current or intended investments in fixed income securities. In the event that an anticipated decrease in the value of a Portfolio's securities occurs as a result of a general increase in interest rates, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of Futures Contracts.

Conversely, the increased cost of a Portfolio's securities to be acquired caused by a general decline in interest rates may be offset, in whole or in part, by gains on Futures Contracts purchased by such Portfolio. A major advantage of futures contracts is that they provide a low-cost tool for quick action by the portfolio managers to adjust the duration of the portfolio. For example, if the manager wishes to lengthen a Portfolio's maturity, securities can be sold and others purchased to move the Portfolio to its new targeted duration. Unfortunately, the desired combination of credit quality, call features, original issue discount, coupon, and maturity are frequently not available in sufficient quantity to allow for quick shifts in duration, particularly in municipal securities. There is also an opportunity cost to the Portfolio during the period when duration is being changed. These delays in adjusting duration can be avoided by the use of Futures Contracts. A Portfolio will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

     Options on Futures Contracts. If the proposed change is approved, the Portfolios may purchase and write options to buy or sell interest rate futures contracts. Advisers expects to use such investment strategies as a hedge and not for speculation. An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date.

     Put and call Options on Futures Contracts may be traded by the Portfolios in order to protect against declines in the values of Portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, a Portfolio may suffer a loss on the transaction.

RISKS OF OPTIONS AND FUTURES STRATEGY TRANSACTIONS

     The Portfolios' use of forward contracts and options and futures strategies would involve certain investment risks and transaction costs. These risks include: dependence on Advisers' ability to predict movements in the prices of individual securities, fluctuations in the general securities markets, and movements in interest rates; imperfect correlation between movements in the price of futures contracts or options thereon and movements in the price of the security hedged or used for cover; unexpected adverse price movements which could render a Portfolio's hedging strategy unsuccessful and could result in losses; the fact that skills and techniques needed to trade futures contracts and options thereon or to use forward contracts are different from those needed to select the securities in which the Portfolios invest; the lack of assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time requiring a Portfolio to maintain a position until exercise or expiration, which could result in losses; and the possible need to defer closing out certain futures contacts and options thereon in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code.

SHAREHOLDER APPROVAL

     EACH PORTFOLIO VOTES AS A SEPARATE SERIES WITH RESPECT TO THE INVESTMENT RESTRICTION APPLICABLE TO SUCH PORTFOLIO. If approved, the change to the fundamental investment restriction set forth above is expected to become effective on or about February 1, 1998. The adoption of the proposal with respect to a Portfolio requires the affirmative vote of the holders of a majority of that Portfolio's outstanding shares. In this context, "majority" of the outstanding voting securities of a Portfolio means the lesser of: (a) 67% of the Portfolio's outstanding shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Portfolio's outstanding shares. Unless otherwise instructed, the persons named as proxies will vote for approval of the proposed amended investment restriction.

     THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSED AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTION.


                                 PROPOSAL THREE
                     APPROVAL OR DISAPPROVAL OF AN AMENDED
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
             WITH FORTIS ADVISERS, INC. FOR THE MINNESOTA PORTFOLIO

SUMMARY

     Advisers is currently acting as investment adviser to the Minnesota Portfolio pursuant to an Investment Advisory and Management Agreement (the "Current Agreement") dated December 12, 1990, between Advisers and the Fund. Advisers has proposed, and the Board of Directors has approved resolutions recommending the adoption by shareholders of the Minnesota Portfolio of an amended investment advisory and management agreement (the "Proposed Agreement"). Under the Proposed Agreement, the size of the investment advisory fee (as a percentage of average net assets) payable by the Minnesota Portfolio will decrease if average net assets are $100,000,000 or less; however, the investment advisory fee (as a percentage of average net assets) payable by the Minnesota Portfolio will no longer be based on the combined average net assets of the National Portfolio and the Minnesota Portfolio but will be based on the average net assets of the Minnesota Portfolio and the size of the fee (as a percentage of average net assets) paid by the Minnesota Portfolio will no longer be reduced if the Minnesota Portfolio has average net assets over $100,000,000. As of September 30, 1997, the Minnesota Portfolio had net assets of $50,032,792. The proposed fee structure reduces expenses by approximately 9c for every $1,000 invested in the Minnesota Portfolio at its current size.

     Set forth below is a table illustrating the historical fees paid to Advisers for investment advisory and management services provided for the Minnesota Portfolio for its last fiscal year ended September 30, 1997; how such actual fees compare to fees which would have been payable by the Minnesota Portfolio had the Proposed Agreement been in effect; and the percentage decrease:


                                   ADVISORY FEES
     ADVISORY FEES PAID              PAYABLE BY
   BY MINNESOTA PORTFOLIO      MINNESOTA PORTFOLIO IF
  DURING FISCAL YEAR ENDED     AMENDED AGREEMENT HAD
     SEPTEMBER 30, 1997         HAD BEEN IN EFFECT       DIFFERENCE
  ------------------------     ----------------------    ----------
          $371,144                    $366,563             (1.2%)


BASES FOR RECOMMENDATION OF THE PROPOSED AGREEMENT


     Currently, the assets of the Minnesota Portfolio are combined with those of the National Portfolio to determine the Minnesota Portfolio's management fee. Prior to 1992, the National Portfolio's fee had been calculated in the same manner. However, in 1992, the National Portfolio shareholders approved a new advisory agreement with a different fee structure under which its investment advisory fee is based solely on its assets. The shareholders of the Minnesota Portfolio were presented with, but did not approve, a similar change at that time. Accordingly, shareholders of the Minnesota Portfolio are being asked to approve a proposal to modify the fee structure for the Minnesota Portfolio under which its investment advisory fee will be based solely on the assets of the Minnesota Portfolio.



     In addition, despite inflationary factors and increasing costs to Advisers of rendering investment advisory and other shareholder services to the Minnesota Portfolio, no increases in the fee structure under which Advisers manages the Minnesota Portfolio have occurred since the existing advisory fee schedule went into effect over 11 years ago.



     In the years since the existing advisory fee schedule went into effect, many events have occurred and are continuing that are dramatically changing the mutual fund industry. Significant increases in the cost of managing mutual funds and providing shareholder services are two of the more significant of these events. Consequently, the costs of managing mutual fund assets have increased and are likely to continue to increase because of continually rising costs, expenses of personnel, and expansion of services. Unlike most other mutual funds, the costs to Advisers of acting as the Fund's registrar, transfer agent, and dividend disbursing agent are included in the investment advisory and management fee. Therefore, such shareholder servicing cost increases also have been absorbed by Advisers over the years. An example of an increase in costs is the increase in first-class postage since 1986. This increase has been even more significant to Advisers because it has been applied to a much larger shareholder base. (The number of shareholders has increased 408% from 247 at December 31, 1986, to 1,255 at September 30, 1997.)



     The quality and quantity of services provided to the Fund have continuously been maintained and improved. For example, Advisers continues to upgrade telephone systems and computer systems (as to portfolio management, shareholder servicing, and portfolio accounting) that have enabled it to offer a high quality of service. Since 1986 Advisers has added new methods, such as the use of micro-computers and the development of on-line research databases, to aid its research efforts. The following is a summary of some of the other additional services provided by Advisers to the Fund and its shareholders since 1986:

   -  daily dividends since 1990;
   -  telephone redemptions since 1992;
   -  quarterly consolidated statements of shareholder accounts since 1993;
   - Fortis Information Line since 1994, which allows the Fund's investors to receive information regarding prices of the Fund's shares and account information 24 hours a day, seven days a week;
   -  electronic funds transfer for purchases and redemptions since 1994;
   -  average cost statements since 1994; and
   -  consolidated 1099 tax statements since 1995


     The tables below shows the effect of the Proposed Agreement on the average annual total return of Minnesota Portfolio Class A, B, C, and H shares for the past one year and since inception of such classes and the average annual total return of Minnesota Portfolio Class E shares for the past one, five, and ten years, and since inception.

                CLASS A, B, C AND H AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIOD ENDED SEPTEMBER 30, 1997

                                                IF PROPOSED AGREEMENT
                               HISTORICAL         HAD BEEN IN EFFECT
                       ------------------------  --------------------
                                      SINCE                 SINCE
                         1 YEAR     INCEPTION*   1 YEAR   INCEPTION*
                       -----------  -----------  -------  -----------
  Class A shares/1/        6.66%        8.49%      6.66%      8.49%
  Class A shares/2/        1.86%        6.77%      1.86%      6.77%
  Class B shares/1/        6.01%        7.65%      6.01%      7.65%
  Class B shares/2/        2.41%        6.83%      2.41%      6.83%
  Class C shares/1/        6.00%        7.70%      6.00%      7.70%
  Class C shares/2/        5.00%        7.70%      5.00%      7.70%
  Class H shares/1/        6.00%        7.71%      6.00%      7.71%
  Class H shares/2/        2.40%        6.89%      2.40%      6.89%

_______________

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (E, A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class E and A have a maximum sales charge of 4.50%, Class B and H have a CDSC of 4.00% (with a waiver of 10% of the amount invested) if redeemed within two years of purchase, and Class C has a CDSC of 1.00% if redeemed within one year of purchase.

/1/  Without Sales Charge.
/2/ With Sales Charge. Classes B, C and H assume full redemption on September 30, 1997.
  *  Since November 14, 1994--Date shares were first offered to the public.

                      CLASS E AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIOD ENDED SEPTEMBER 30, 1997


                                                                  IF PROPOSED AGREEMENT
                             HISTORICAL                            HAD BEEN IN EFFECT
             --------------------------------------------------------------------------------------
                                                SINCE                                        SINCE
              1 YEAR     5 YEAR     10 YEAR   10/2/86*     1 YEAR     5 YEAR     10 YEAR   10/2/86*
             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Class E          2.28%      5.18%      7.10%      6.38%      2.28%      5.18%      7.10%      6.38%
 Shares/1/
Class E          7.10%      6.15%      7.60%      6.81%      7.10%      6.15%      7.60%      6.81%
 Shares/2/

_______________
Past performance is not indicative of future performance. Investment return and principal value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
 *   Date shares were first offered to the public.
/1/ SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.50%.
/2/ These are the total returns of the class during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.

CURRENT AGREEMENT

          Since its inception, the Fund has been managed by Advisers or its former wholly owned subsidiary, AMEV Money Managers, Inc., subject to the supervision of the Fund's Board of Directors, pursuant to a written advisory agreement periodically approved by the Fund's directors and the Portfolios'
shareholders.   The Current Agreement was last approved by the shareholders of the Minnesota Portfolio at a special shareholders' meeting held on November 8, 1990. Although the Current Advisory Agreement contains the same material terms and conditions, including the fee paid by the Minnesota Portfolio, as the Fund's former investment advisory and services agreement with Advisers pertaining to the Minnesota Portfolio, approval of the Current Advisory Agreement was necessitated by reason of the combination of Fortis AMEV (formerly N.V. AMEV) and Fortis AG (formerly Compagnie Financiere et de Reassurance du Groupe AG).
As a result of the combination, each of Fortis AMEV and Fortis AG own and control indirectly 50% of all of its respective subsidiaries and the subsidiaries of the other party. Immediately prior to the combination, Advisers was an indirect wholly owned subsidiary of Fortis AMEV. Under the terms of the former agreement, and as required by the Investment Company Act of 1940 (the "1940 Act"), such agreement automatically terminated upon its assignment. The combination of Fortis AMEV and Fortis AG was considered to be an assignment of such agreement, thereby terminating the agreement upon consummation of the combination on December 12, 1990.

          The Current Agreement gives Advisers the authority and responsibility to make and execute investment decisions for the Minnesota Portfolio within the framework of the Portfolio's investment policies. Under the Current Agreement, Advisers is required to furnish the Fund with all necessary management services, facilities, equipment, and personnel. Advisers will arrange, if requested by the Fund, for officers, employees, or other affiliates of Advisers to serve without compensation to the Fund as directors, officers, or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund. In addition, Advisers will bear the costs of acting as the Fund's transfer agent, registrar, and dividend disbursing agent. The Current Agreement provides that Advisers or Investors will also bear all promotional expenses in connection with the distribution of the Fund's shares, including paying for prospectuses and shareholder reports for new shareholders and the costs of sales literature.

          The Current Agreement provides that Advisers shall receive an investment advisory and management fee (as a percentage of average net assets) for the Minnesota Portfolio as its compensation for acting as investment adviser and manager of the Minnesota Portfolio.

          The size of the fee paid by the Minnesota Portfolio (as a percentage of average net assets) is based upon the combined net assets of the National Portfolio and the Minnesota Portfolio as shown in the table below.


     Average of Combined                        Annual Investment Advisory
     Portfolio Net Assets                           and Management Fee
     --------------------                       --------------------------

      On the first $50 million                          .8 of 1%
      On the next $50 million                           .7 of 1%
      On assets over $100 million                     .625 of 1%

     Advisers also receives compensation from the National Portfolio of the Fund for acting as investment adviser and manager of the National Portfolio pursuant to an Investment Advisory and Management Agreement dated January 31, 1992 (the "National Portfolio Agreement"). Under the National Portfolio Agreement, Advisers receives an investment advisory and management fee based upon the net assets of the National Portfolio as shown in the table below.


      Average of Portfolio                   Annual Investment Advisory
           Net Assets                            and Management Fee
      --------------------                   --------------------------

      On the first $50 million                         .8 of 1%
      On assets over $50 million                       .7 of 1%

     Advisers has not waived, reduced, or otherwise agreed to reduce its compensation under the National Portfolio Agreement.

     During the fiscal year ended September 30, 1997, the Fund paid investment advisory and management fees to Advisers aggregating $576,384 and $371,144 for the National Portfolio and the Minnesota Portfolio, respectively. As of September 30, 1997, the National Portfolio and the Minnesota Portfolio had net assets of $73,971,150 and $50,032,792, respectively.

     The Current Agreement provides that in addition to the investment advisory and management fee described above, the Fund shall also pay all its expenses which are not assumed by Advisers or Investors. These Fund expenses include, for example, the fees and expenses of directors and officers of the Fund who are not "affiliated persons" of Advisers, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders' meetings, and proxy solicitations. The Fund is also liable for such nonrecurring expenses as may arise, including litigation to which it may be a party. The Fund may have an obligation to indemnify its directors and officers with respect to any litigation.

     Expenses that relate exclusively to a particular Portfolio, such as custodian charges and registration fees for shares, are charged to that Portfolio. Other expenses of the Fund are allocated among the Portfolios in an equitable manner as determined by officers of the Fund under the supervision of the Board of Directors, usually on the basis of net assets or numbers of accounts.

     The Current Agreement provides that it will continue in effect from year to year only so long as such continuation is specifically approved at least annually by the Board of Directors of the Fund or, with respect to the Minnesota Portfolio, by a vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuation is also approved by the vote of the majority of the directors who are not parties to such agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Current Agreement automatically terminates upon its assignment and is terminable at any time without penalty by the Board of Directors of the Fund or, with respect to the Minnesota Portfolio, by the vote of the holders of a majority of the outstanding voting securities of the Minnesota Portfolio on 60 days' notice to Advisers and by Advisers on 60 days' notice to the Fund. For purposes of these provisions, a majority of the outstanding voting securities of a Portfolio means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

PROPOSED AGREEMENT

     At the Board of Directors meeting held June 24, 1997, in response to a proposal by Advisers, the Board of Directors approved resolutions recommending the adoption by shareholders of the Minnesota Portfolio of an amended Investment Advisory and Management Agreement (the "Proposed Agreement"), which includes a change in the fee structure and a decrease in the investment advisory and management fee (as a percentage of average net assets) payable by the Minnesota Portfolio if average net assets are $100,000,000 or less as described above
under "Summary."   In 1992, the Fund's Board of Directors approved an amended
Investment Advisory and Management Agreement for the Minnesota Portfolio and the National Portfolio; however, although the proposed amended agreement was approved by shareholders of the National Portfolio it did not receive the sufficient votes required for approval by the Minnesota Portfolio at the shareholders' meeting held January 28, 1992. On June 24, 1997, the Fund's Board of Directors therefore approved the Proposed Agreement.

     The Proposed Agreement differs from the Current Agreement in only the following material respects:


     (a) The investment advisory fee (as a percentage of average net assets) payable by the Minnesota Portfolio will no longer be based on the combined average net assets of the National Portfolio and the Minnesota Portfolio but will be based on the average net assets of the Minnesota Portfolio, (b) the size of the fee (as a percentage of average net assets) on the first $50 million in average net assets will change to .72%, and (c) the size of the fee (as a percentage of average net assets) paid by the Minnesota Portfolio will no longer be reduced if the Minnesota Portfolio has average net assets over $100 million. The new fee schedule is set forth below:

     Average of Portfolio                  Annual Investment Advisory
           Net Assets                          and Management Fee
     --------------------                ------------------------------

     On the first $50 million                         .72 of 1%
     On assets over $50 million                       .7 of 1%



     As indicated above, the annual fee for the Minnesota Portfolio as a percentage of average net assets would change to .72 of 1% for the first $50 million in average net assets and .7 of 1% on average net assets over $50 million. The annual fee as a percentage of average net assets for the Minnesota Portfolio would no longer decrease to .625 of 1% on average net assets over $100 million but would remain at .7 of 1% on average net assets over $100 million.



     In approving the Proposed Agreement and recommending its approval by shareholders, the directors who are not "interested persons" of the Fund, in weighing what was in the best interests of the shareholders of the Fund, evaluated all factors deemed relevant. The factors considered, which were augmented by the documentation received from Advisers and evaluated, were the nature, quality, and extent of the services furnished by Advisers to the Minnesota Portfolio; the unique manner in which the investment advisory fee is calculated on the Minnesota Portfolio; the accounting difficulties that at times have been created by the current method of calculating the investment advisory fee and the benefits of changing the method of calculating the fee; the fact that the investment and management fee also covers the added costs to Advisers of acting as the Fund's registrar, transfer agent, and dividend disbursing agent, which Advisers pays, which costs are paid directly by most other investment companies; the necessity of Advisers being able to maintain its ability to retain and attract capable personnel to serve the Fund; the advantages and possible disadvantages to the Minnesota Portfolio of having an adviser which serves other funds; the investment record of Advisers; Advisers' before-tax profitability for the year ended December 31, 1996, and the nine-month period ended September 30, 1997, from serving the Minnesota Portfolio, which Advisers reported as $98,018 and $1,178, respectively; comparative data as to investment performance, advisory fees and expense ratios of other mutual funds; possible benefits to Advisers from serving as adviser; the economic benefits to Advisers from higher advisory fees; current and developing conditions in the financial services industry, including the presence in the industry of large and highly capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Advisers; and the need for appropriate incentives to assure that Advisers will continue to furnish high quality services to the Minnesota Portfolio. The Board did not assign relative weights to such factors.


     The directors also considered the following:

- The Minnesota Portfolio's average management fees for the fiscal year ended September 30, 1997, were a low .73 of 1% of the Minnesota Portfolio's average net assets and the total expense ratios of the Portfolio's

     Class A, B, C, E, and H shares were 1.21%, 1.96%, 1.96%, 0.96%, and 1.96%, respectively, of the Portfolio's average net assets.

- If the Current Agreement were to remain in effect, the Minnesota Portfolio's average management fees for each Class for the fiscal year ending September 30, 1998, were estimated to equal .73 of 1% of the Portfolio's average net assets and the total expense ratios of the Portfolio's Class A, B, C, E, and H shares were estimated to equal 1.21%, 1.96%, 1.96%, 0.96%, and 1.96%, respectively, of the Portfolio's average net assets.

- If the Proposed Agreement is approved, the Minnesota Portfolio's average management fees for each Class for the fiscal year ending September 30, 1998, were estimated to equal .72 of 1% of the Portfolio's average net assets and the total expense ratios of the Portfolio's Class A, B, C, E, and H shares were estimated to equal 1.20%, 1.95%, 1.95%, 0.95%, and 1.95%, respectively, of the Portfolio's average net assets.

     ONLY HOLDERS OF THE MINNESOTA PORTFOLIO'S SHARES VOTE ON THIS PROPOSAL. The adoption of the proposal requires the affirmative vote of the holders of a majority of the Minnesota Portfolio's outstanding shares as defined above. Unless otherwise instructed, the proxies will vote in favor of the adoption of the Proposed Agreement.

     The Proposed Agreement will become effective February 1, 1998, if approved by shareholders. The Proposed Agreement will continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or, with respect to the Minnesota Portfolio, by a vote of the holders of a majority of the outstanding voting securities of the Minnesota Portfolio, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such Proposed Agreement or interested persons of such parties cast in person at a meeting called for the purpose of voting on such approval. If the shareholders do not approve the Proposed Agreement, the Current Agreement may continue in effect, or Advisers may propose alternative amendments at a subsequent shareholders' meeting.

     THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE MINNESOTA PORTFOLIO APPROVE THE PROPOSED AGREEMENT WITH ADVISERS.


                            PORTFOLIO TRANSACTIONS

     As the Fund's Portfolios are exclusively composed of debt, rather than equity securities, most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. In effecting such portfolio transactions on behalf of the Fund, Advisers seeks the most favorable net price consistent with the best execution. However, frequently Advisers selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the bond market and the desire of Advisers to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield, or both.

     Decisions with respect to placement of the Fund's portfolio transactions are made by its investment adviser. The primary consideration in making these decisions is efficiency in the execution of orders and obtaining the most favorable net prices for the Fund. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to Advisers. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows Advisers to supplement its own investment research activities and enables Advisers to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other broker-dealers who furnish research services to Advisers, Advisers receives a benefit, not capable of valuation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions.

     Advisers has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided Advisers, except as noted below. However, Advisers does maintain an informal list of broker-dealers which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide Advisers with research services which Advisers anticipates will be useful to it. Because the list is merely a general guide which is to be used only after the primary criteria for the selection of broker-dealers (discussed above) have been met, substantial deviations from the list are permissible and may be expected to occur. Advisers will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or Advisers' overall responsibilities with respect to the accounts as to which Advisers exercises investment discretion. Generally the Fund pays higher than the lowest rates available.

     During the fiscal year ended September 30, 1997, fixed income securities transactions having an aggregate dollar value of approximately $110,655,057 and $64,441,383 for National Portfolio and Minnesota Portfolio, respectively (excluding short-term securities), were traded at net prices including a spread or markup; during the same period, the Portfolios paid no brokerage commissions to brokers involved in the purchase and sale of securities for the Portfolios.

     The Portfolios will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Advisers, unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Portfolio. No commission were paid to any affiliate of Advisers during the fiscal year ended September 30, 1997.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to the policies as set forth in the preceding paragraphs and such other policies as the Fund's directors may determine, Advisers considers sales of shares of the Portfolios and of other funds advised by Advisers as a factor in the selection of broker-dealers to execute Portfolio securities transactions.

                        EXECUTIVE OFFICERS OF THE FUND

     Certain information about the executive officers of the Fund is set forth below. Unless otherwise indicated, all positions have been held more than five years.


                                                  CURRENT POSITION WITH ADVISERS
    NAME, (AGE),        POSITION AND TERM OF         AND BUSINESS EXPERIENCE
    AND ADDRESS         OFFICE WITH THE FUND         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Dean C. Kopperud (45)   President since 1995      See biographical information in
500 Bielenberg Drive                              Proposal One.
Woodbury, Minnesota

Gary N. Yalen (55)      Vice President since      President and Chief Investment
One Chase Manhattan     1995                      Officer of Advisers (since 1995)
 Plaza                                            and Senior Vice President,
New York, New York                                Investments, of Fortis, Inc; prior
                                                  to 1996, President and Chief
                                                  Investment Officer, Fortis Asset
                                                  Management, a former division of
                                                  Fortis, Inc.

Howard G. Hudson (60)   Vice President since      Executive Vice President and Head
One Chase Manhattan     1995                      of Fixed Income Investments of
 Plaza                                            Advisers since 1995; prior to
New York, New York                                1996, Senior Vice President, Fixed
                                                  Income, Fortis Asset Management.

Lucinda S. Mezey (50)   Vice President since      Executive Vice President and Head
One Chase Manhattan     1997                      of Equity Investments of Advisers
 Plaza                                            since October 1997; from 1995 to
New York, New York                                October 1997, Chief Investment
                                                  Officer, Alex Brown Capital
                                                  Advisory and Trust Co., Baltimore,
                                                  MD; prior to 1995, Senior Vice
                                                  President and Head of Equity
                                                  Investments, PNC Bank,
                                                  Philadelphia, Pennsylvania.

James S. Byrd (46)      Vice President since      Executive Vice President of
5500 Wayzata            1991                      Advisers since 1995; prior to
 Boulevard                                        1995, Vice President of Advisers
Golden Valley,                                    and of Investors.
 Minnesota

Nicholas L. M. de       Vice President since      Vice President of Advisers since
 Peyster (31)           1995                      1995; prior to 1996, Vice
One Chase Manhattan                               President, Equities, Fortis Asset
 Plaza                                            Management.
New York, New York

Charles J. Dudley (33)  Vice President since      Vice President of Advisers since
One Chase Manhattan     1995                      1995; prior to  1995, Senior Vice
 Plaza                                            President, Sun America Asset
New York, New York                                Management, Los Angeles,
                                                  California.

                                                  CURRENT POSITION WITH ADVISERS
    NAME, (AGE),        POSITION AND TERM OF         AND BUSINESS EXPERIENCE
    AND ADDRESS         OFFICE WITH THE FUND         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Maroun M. Hayek (49)    Vice President since      Vice President of Advisers since
One Chase Manhattan     1995                      1995; prior to 1996, Vice
 Plaza                                            President, Fixed Income, Fortis
New York, New York                                Asset Management.

Robert C.               Vice President since      Vice President of Advisers since
 Lindberg (44)          1993                      1993; prior to 1993, Vice
One Chase Manhattan                               President, Portfolio Manager and
 Plaza                                            Chief Securities Trader, COMERICA,
New York, New York                                Inc., Detroit, Michigan.

Charles L.              Vice President since      Vice President of Advisers; prior
 Mehlhouse (55)         1996                      to March 1996, Portfolio Manager,
One Chase Manhattan                               Marshall & Ilsley Bank
 Plaza                                            Corporation, Milwaukee, Wisconsin.
New York, New York

Kevin J. Michels (46)   Vice President since      Vice President of Advisers since
One Chase Manhattan     1995                      1995; prior to 1996, Vice
 Plaza                                            President, Administration, Fortis
New York, New York                                Asset Management.

Christopher J.          Vice President since      Vice President of Advisers since
 Pagano (34)            1996                      1996; prior to  March 1996,
One Chase Manhattan                               government strategist, Merrill
 Plaza                                            Lynch, New York, New York.
New York, New York

Stephen M.              Vice President since      Vice President of Advisers since
 Rickert (54)           1995                      1995; from 1994 to 1996, Corporate
One Chase Manhattan                               Bond Analyst, Fortis Asset
 Plaza                                            Management; from 1993 to 1994,
New York, New York                                Corporate Bond Analyst, Dillon,
                                                  Reed & Co., Inc., New York, New
                                                  York.

Keith R. Thomson (60)   Vice President since      Vice President of Advisers.
5500 Wayzata            1993
 Boulevard
Golden Valley,
 Minnesota

Christopher J.          Vice President since      Vice President of Advisers since
 Woods (37)             1995                      1995; prior to 1996, Vice
One Chase Manhattan                               President, Fixed Income, Fortis
 Plaza                                            Asset Management.
New York, New York

Robert W. Beltz,        Vice President since      Vice President--Securities
 Jr. (48)               1993                      Operations of Advisers and of
500 Bielenberg Drive                              Investors.
Woodbury, Minnesota

Peggy E. Ettestad       Vice President since      Senior Vice President, Operations
 (40)                   1997                      of Advisers since March 1997;
500 Bielenberg Drive                              prior to March 1997, Vice
Woodbury, Minnesota                               President, G.E. Capital Fleet
                                                  Services, Minneapolis, Minnesota.

                                                  CURRENT POSITION WITH ADVISERS
    NAME, (AGE),        POSITION AND TERM OF         AND BUSINESS EXPERIENCE
    AND ADDRESS         OFFICE WITH THE FUND         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Tamara L. Fagely (39)   Treasurer since 1993      Second Vice President of Advisers
500 Bielenberg Drive    and Vice President        and of Investors.
Woodbury, Minnesota     since 1996

Dickson W. Lewis (48)   Vice President since      Senior Vice President, Marketing
500 Bielenberg Drive    1997                      and Sales of Advisors and of
Woodbury, Minnesota                               Investors since July 1997; from
                                                  1993 to July 1997, President and
                                                  Chief Executive Office,
                                                  Hedstrom/Blessing, Inc.,
                                                  Minneapolis, Minnesota; from 1992
                                                  to 1993, an independent marketing
                                                  consultant.

David A. Peterson (55)  Vice President since      Vice President and Assistant
500 Bielenberg Drive    1991.                     General  Counsel of Fortis
Woodbury, Minnesota                               Benefits Insurance Company.

Scott R. Plummer (38)   Vice President since      Second Vice President, Corporate
500 Bielenberg Drive    1996.                     Counsel and Assistant Secretary of
Woodbury, Minnesota                               Advisers since 1994; prior to
                                                  1994, Attorney, Zelle & Larson,
                                                  Minneapolis, Minnesota.

Michael J. Radmer (52)  Secretary since 1982.     Partner, Dorsey & Whitney LLP, the
220 South Sixth Street                            Fund's General Counsel.
Minneapolis,
 Minnesota

Rhonda J. Schwartz      Vice President since      Since January 1996, Senior Vice
 (39)                   1996.                     President and General Counsel of
500 Bielenberg Drive                              Advisers, Senior Vice President
Woodbury, Minnesota                               and General Counsel, Life and
                                                  Investment Products, of Fortis
                                                  Benefits Insurance Company and
                                                  Vice President and General
                                                  Counsel, Life and Investment
                                                  Products, of Time Insurance
                                                  Company; from 1993 to January
                                                  1996, Vice President and General
                                                  Counsel of Fortis, Inc.; prior to
                                                  1993, Attorney, Norris, McLaughlin
                                                  & Marcus, Washington, D.C.


                         UNDERWRITING AND DISTRIBUTION

     On December 11, 1997, the Board of Directors (including a majority of the directors who were not parties to the contract or interested persons of any such party) reapproved the existing Underwriting Agreement with Investors dated November 14, 1994 (the "Underwriting Agreement") The Underwriting Agreement may be terminated by the

Fund or Investors at any time by the giving of 60 days' written notice, and it terminates automatically in the event of an assignment. The Underwriting Agreement may be terminated with respect to a Portfolio by the vote of the holders of a majority of the outstanding voting securities of that Portfolio upon 60 days' written notice to Investors. Unless sooner terminated, the Underwriting Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by a majority of the directors who are not parties to such Underwriting Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     During the fiscal year ended September 30, 1997, Investors received $99,076 and $58,107, respectively, for underwriting the National Portfolio's shares and the Minnesota Portfolio's shares. Of such amount received, Investors paid to broker-dealers and registered representatives $66,974 and $49,659, respectively, for selling shares of the National Portfolio and the Minnesota Portfolio.


     Pursuant to a Plan of Distribution adopted by the Fund under Rule 12b-1 under the 1940 Act, the Fund is obligated to pay Investors an annual fee of .25% of average net assets attributable to the Funds' Class A shares and 1.00% of average net assets attributable to Class B, H, and C shares. While all of Class A's Rule 12b-1 fee constitutes a "distribution fee," only 75% of Class B, H, and C's fees constitute distribution fees. A portion of the Rule 12b-1 fee equal to
 .25% of the average net assets of the Fund attributable to the Class B, H. and C shares, constitutes a shareholder servicing fee designed to compensate Investors for the provision of certain services to shareholders. During the fiscal period ended September 30, 1997, Investors received $33,596 from the Minnesota
Portfolio pursuant to the Plan of Distribution, paid $22,370 to broker-dealers and registered representatives, and in addition to such amount (along with Advisers) spent $38,470 on activities related to the distribution of the Minnesota Portfolio's share.


                       CONTROL AND MANAGEMENT OF ADVISERS

     Dean C. Kopperud is the Chief Executive Officer of Advisers. Messrs. Kopperud, Gary N. Yalen, and James S. Byrd are the Directors of Advisers.

     Fortis, Inc. owns 100% of the outstanding voting securities of Advisers. Fortis, Inc. located in New York, New York, is a wholly owned subsidiary of Fortis International, N.V., which has approximately $100 billion in assets worldwide and is in turn a wholly owned subsidiary of AMEV/VSB 1990 N.V. ("AMEV/VSB 1990").

     AMEV/VSB 1990 is a corporation organized under the laws of The Netherlands to serve as the holding company for all U.S. operations and is owned 50% by Fortis AMEV and 50% by Fortis AG. AMEV/VSB 1990 owns a group of companies active in insurance, banking and financial services, and real estate development in The Netherlands, the United States, Western Europe, Australia, and New Zealand.

     Fortis AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1947. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis AMEV and Fortis AG own a group of companies (of which AMEV/VSB 1990 is one) active in insurance, banking and financial services and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.

     No officer or director of the Fund owns any securities of Advisers. No officer or director of the Fund or of Advisers owns more than 1% of the outstanding common stock of Fortis, Inc. or N.V. AMEV.

     The address of Fortis, Inc. is One Chase Manhattan Plaza, New York, New York. The address of Fortis International, AMEV/VSB 1990, and Fortis AMEV is Archimedeslaan 10, 3584 BA Utrecht, The Netherlands. The address of Fortis AG is Boulevard Emile Jacqanin 53, 1000 Brussels, Belgium.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG Peat Marwick LLP serves the Fund's independent public accountants for the fiscal year ending September 30, 1998. KPMG Peat Marwick LLP has served as the independent public accountants of the Fund since the then fiscal year ended December 31, 1988. KPMG Peat Marwick LLP also serves as independent public accountants for the Other Fortis Funds.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make a statement to the shareholders if they desire to do so and are expected to be available to respond to any questions which may be raised at the meeting.


                                 OTHER MATTERS

     Management does not intend to present any business to the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Fund.


                         PROPOSALS OF FUND SHAREHOLDERS

     The Fund is not required to hold annual meetings of shareholders. Therefore, an anticipated date of the next regular meeting cannot be provided. If a shareholder has a proposal which such shareholder feels should be presented to all shareholders, the shareholder should send the proposal to the Fund. The proposal will be considered as appropriate at a meeting of the Board of Directors as soon as practicable. Should it be a matter which would have to be submitted to shareholders at a regular meeting, it will be presented at the next special or regular meeting of shareholders. In addition, should it be a matter which the Board of Directors deems of such significance as to require a special meeting, such a meeting will be called.


Dated:  December 29, 1997                         Michael J. Radmer, Secretary

[LOGO]
FORTIS TAX-FREE PORTFOLIOS, INC.


NOTICE OF ANNUAL SHAREHOLDERS' MEETING
To Be Held January 29, 1998

AND PROXY STATEMENT


FORTIS-REG- and Fortis-REG- are registered servicemarks of Fortis AMEV and Fortis AG.

[LOGO]
FORTIS TAX-FREE
PORTFOLIOS, INC.

[FORTIS LOGO]
FORTIS TAX-FREE PORTFOLIOS, INC.
P.O. BOX 64284
ST. PAUL, MN 55164



                       FORTIS TAX-FREE PORTFOLIOS, INC.
                             500 Bielenberg Drive
                         Woodbury, Minnesota 55125


                   PROXY FOR SPECIAL SHAREHOLDERS' MEETING
                      TO BE HELD ON JANUARY 29, 1998

                    THIS PROXY IS SOLICICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS




          The undersigned appoints Robert W. Beltz, Jr., Tamara L. Fagely, Scott R. Plummer, and Michael J. Radmer, and each of them with power to act without the other and with all the rights of substitution in each, the proxies of the undersigned to vote all shares of Fortis Tax-Free Portfolios, Inc, (the "Fund") held by the undersigned on December 19, 1997, at the Special Shareholders' Meeting of the Fund, to be held at the offices of the Fund, 500 Bielenberg Drive, Woodbury, Minnesota, on Thursday, January 29, 1998 at 10:00 a.m. and any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.


          THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED BELOW, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND.

          Receipt of Notice of Special Shareholders' Meeting and Proxy Statement is acknowledged by your execution of this proxy. Mark, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save further solicitation expenses.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS      X                FORTFN           KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                         DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
FORTIS TAX-FREE PORTFOLIOS, INC.-NATIONAL PORTFOLIO

THE PROXIES ARE INSTRUCTED TO VOTE MY SHARES AS FOLLOWS

1. Election of directors:                                    For   Withhold  For All    To withhold authority to vote mark "For All
   Nominees: 01) Richard W. Cutting, 02) Allen R. Freedman,  All     All     Except:    Except" and write the nominees number on
   03) Dr. Robert M. Gavin, 04) Benjamin S. Jaffray, 05)                                the line below.
   Jean L. King, 06) Dean C. Kopperud, 07) Edward M.         [_]     [_]      [_]
   Mahoney, 08) Robb L. Prince, 09) Noel S. Shadko, 10)                                 ___________________________________________
   Leonard J. Santow, and 11) Joseph M. Wikler.

VOTE ON PROPOSALS                                                                                        For     Against     Abstain

2. Proposal to amend the Portfolio's fundamental investment restriction on investing in commodities:  [_]       [_]         [_]

3. To vote with discretionary authority upon other matters as may come before the meeting.


     _______________________________________________________          _______________________________________________________

     _______________________________________________________          _______________________________________________________

     Signature [PLEASE SIGN WITHIN BOX]     Date                      Signature (Joint Owners)               Date
__________________________________________________________________________________________________________________________________

[FORTIS LOGO]
FORTIS TAX-FREE PORTFOLIOS, INC.
P.O. BOX 64284
ST. PAUL, MN 55164



                        FORTIS TAX-FREE PORTFOLIOS, INC
                             500 Bielenberg Drive
                           Woodbury, Minnesota 55125


                    PROXY FOR SPECIAL SHAREHOLDERS' MEETING
                        TO BE HELD ON JANUARY 29, 1998

                     THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS


            The undersigned appoints Robert W. Beltz Jr., Tamara L. Fagely, Scott R. Plummer, and Michael J. Radmer, and each of them with power to act without the other and with all the rights of substitution in each, the proxies of the undersigned to vote all shares of Fortis Tax-Free Portfolios, Inc. (the "Fund") held by the undersigned on December 19, 1997, at the special Shareholders' Meeting of the Fund, to be held at the offices of the Fund, 500 Bielenberg Drive, Woodbury, Minnesota, on Thursday, January 29, 1998 at 10:00 a.m. and any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.


           THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED BELOW, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND.

            Receipt of Notice of Special Shareholders' Meeting and Proxy Statement is acknowledged by your execution of this proxy. Mark, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save further solicitation expenses.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                  FORTFM          KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
====================================================================================================================================
FORTIS TAX-FREE PORTFOLIOS, INC.-MINNESOTA PORTFOLIO

 THIS PROXIES ARE INSTRUCTED TO VOTE MY SHARES AS FOLLOWS:

 1.  Election of directors:                                      For  Withhold  For All    To withhold authority to vote mark "For
     Nominees: 01) Richard W. Cutting, 02) Allen R. Freedman,    All    All     Except:    All Except" and write the nominee's
     03) Dr. Robert M. Gavin, 04) Benjamin S. Jaffray, 05) Jean                            number on the line below.
     L. King, 06) Dean C. Kopperud, 07) Edward M. Mahoney,
     08) Robb L. Prince, 09) Noel S. Shadko, 10) Leonard J.      [_]    [_]      [_]       ________________________________________
     Santow, and 11) Joseph M. Wikler.

 VOTE ON PROPOSALS                                                                                           For   Against   Abstain

 2.  Proposal to amend the Portfolio's fundamental investment restriction on investing in commodities:       [_]     [_]      [_]

 3.  Proposal to approve an amended Investment Advisory and Management Agreement with Fortis Advisers,
     Inc., which includes a change in the fee structure and a decrease in the investment advisory and management fee (as a percentage of average net assets) if average net assets are $100,000,000 or
     less and an increase in the fee on average net assets over $100,000,000:                                [_]     [_]      [_]

 4.  To vote with discretionary authority upon such other matters as may come before the meeting.

     _____________________________________________        _____________________________________________

     _____________________________________________        _____________________________________________
     Signature [PLEASE SIGN WITHIN BOX]    Date           Signature (Joint Owners)             Date
====================================================================================================================================

                                                                   [FORTIS LOGO]

December 29, 1997                         [LETTERHEAD OF FORTIS FINANCIAL GROUP]


Dear Fortis Tax-Free Portfolio Shareholder:

We are requesting your participation in a special meeting of shareholders that will be held on Thursday, January 29, 1998 at 10:00 a.m. The meeting will be held at the offices of Fortis Tax-Free Portfolios (the "Fund"), 500 Bielenberg Drive in Woodbury, Minnesota. PLEASE CAREFULLY REVIEW THE ENCLOSED MATERIALS, COMPLETE THE PROXY FORM AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY AS POSSIBLE. You may also receive a telephone call from Shareholder Communications Corporation, a proxy solicitation firm, asking for your support on the voting items. Please remember that the costs of this solicitation are being paid by the Fund. Therefore, your prompt action will reduce the time and expense of further solicitation.

Besides electing the Fund's directors, there are two other important issues we would like you to consider and approve.

First, we are asking you to approve a modification of the Minnesota and National Portfolios' investment restrictions to allow the Portfolios to utilize options and futures contracts. Since the Fund began in 1982, there have been substantial changes in the securities markets and in the securities laws applicable to mutual funds. The Portfolios' currently have certain investment limitations which prevent them from taking advantage of these investment tools and opportunities. Beginning on page 9 of the Proxy Statement, the proposed changes are explained in great detail. We apologize for the length of the descriptions and the technical language involved. However, we have attempted to summarize the history behind, and reasons for, these changes as well as their potential risks. Although there is some risk in all forms of investments, we believe that these risks are reasonable in light of the overall benefits to be derived, including the opportunity to more effectively manage the impact to the Portfolios of changes in interest rates. You should also note that many other Fund groups have made similar changes to their investment policies and restrictions. In order to remain competitive in the marketplace we believe that the Portfolios must also make these changes.

The Second item only pertains to shareholders of the MINNESOTA PORTFOLIO. Currently, the assets of the Minnesota Portfolio are combined with the assets of the National Portfolio to determine the management fees of the Minnesota Portfolio. Under the proposed agreement, the fees of the Minnesota Portfolio would be based solely on the assets of that Portfolio. As more fully explained in the Proxy Statement beginning on page 12, under the proposal there would be a slight decrease in the Portfolio's management fee schedule at its current asset level. Specifically, the fee on the first $50 million dollars in assets will be
 .72% as opposed to .8% under the current agreement. The fee on the next $50 million will remain at .7%. Under the new agreement, the fee on assets over $100 million will remain at .7% as opposed to .625% under the current agreement. As of the end of November the assets of the Minnesota Portfolio stood at S49, 690,143 and it is not expected that the assets of this Portfolio will exceed $100 million in the near furture.

Your Board of Directors urges you to vote FOR these proposals. Because these items require the approval of a majority of the Fund's shareholders, it is important that you sign, date and return the enclosed proxy form in the envelope provided.

If you have any questions, please call your investment representative or call us at 1-800-800-2638, extension 3012.

Sincerely

/s/ Dean C. Kopperud
Dean C. Kopperud
President
Fortis Tax-Free Portfolios, Inc.